SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE MEXICO EQUITY AND INCOME FUND, INC.
777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 26, 2010

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on November 26, 2010: The Notice of Annual Meeting of
Stockholders and Proxy Statement are available on the Internet at www.mxefund.com

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 26, 2010, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect three Class III Directors to the Fund’s Board of Directors, as follows:

(i)  two Class III Director to be elected by the holders of the Fund’s common stock, voting as a separate class; and

(ii) one Class III Director to be elected by the holders of the Fund’s preferred stock, voting as a separate class (Proposal I);

2.	To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 15, 2010 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual report and semi-annual report may be ordered free of charge to any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.  The Fund’s most recent annual report was mailed to Stockholders on September 29, 2010.

By Order of the Board of Directors,

Francisco Lopez
Dated: October 19, 2010	Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts		Valid Signature

(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

(i)

THE MEXICO EQUITY AND INCOME FUND, INC.

777 Wisconsin Avenue, 31st Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 26, 2010
_______________________________

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 on November 26, 2010, at 10:00 a.m., Eastern Time, and at any and all adjournments thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith.  This Proxy Statement and the accompanying forms of proxy are being first mailed to Stockholders on or about October 21, 2010.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e. the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, October 15, 2010) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, at any time prior to, or by voting in person at, the Meeting.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominee for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal.  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 15, 2010 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held.  On October 15, 2010, there were 6,987,210 shares of the Fund’s common stock issued and outstanding and 68,939 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the year ended July 31, 2010 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, or by telephone at (888) 294-8217.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent annual report was mailed to Stockholders on September 29, 2010.

PROPOSAL I:  ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Mr. Glenn Goodstein to be elected by the holders of the Fund’s preferred stock and Mr. Gerald Hellerman and Ms. Maria Eugenia Pichardo by the holders of the Fund’s common stock, to serve as Class III Directors of the Fund.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each Class III Director shall be elected by a plurality of the shares of the respective class voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock will be asked to vote for the election of Mr. Goodstein as a Class III Director, and the holders of the Fund’s common stock will be asked to vote for the election of Mr. Hellerman and Ms. Pichardo as Class III Directors.  If elected, Messrs. Goodstein and Hellerman and Ms. Pichardo will each serve until the year 2013 Annual Meeting of Stockholders or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Goodstein and Hellerman and Ms. Pichardo have each consented to serve as Directors of the Fund until his/her successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Goodstein and Hellerman and Ms. Pichardo.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Goodstein and Hellerman and Ms. Pichardo should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Mr. Goodstein must be elected by a plurality (i.e. a simple majority of the votes cast) of the votes cast at the Meeting in person or by proxy by the holders of shares of the Fund’s preferred stock, provided a quorum is present.  Mr. Hellerman and Ms. Pichardo must be elected by a plurality (i.e. a simple majority of the votes cast) of the votes cast at the Meeting in person or by proxy by the holders of shares of the Fund’s common stock, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast and may affect the plurality vote required for each Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 15, 2010.

Messrs. Dakos, Das, Goldstein and Goodstein are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Chief Compliance Officer and Chief Financial Officer of the Fund (“Interested Director”).  Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with Pichardo Asset Management S.A. de C.V., the Fund’s investment advisor (the “Adviser”), and her position as an officer of the Fund.

Interested Director Nominees

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation during past 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(1)	Other Directorships Held by Director or Nominee for Director

	Class III Directors serving until the Year 2013 Annual Meeting of Stockholders:
Gerald Hellerman(2)(3) 5431 NW 21st Ave. Boca Raton, FL (73)	Interested Director, Chief Financial Officer and Chief Compliance Officer	2013; Director since 2001	Managing Director, Hellerman Associates	1
Director, Special Opportunities Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Capital, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (consisting of six funds)

Maria Eugenia Pichardo(2)(4) 408 Teopanzolco Ave., 3rd Floor Reforma Cuernavaca, 62260 Morelos Mexico (59)	Interested Director Nominee; President	2013; President since 2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser, since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002	1	None

Independent Director Nominees

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation during past 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(1)	Other Directorships Held by Director or Nominee for Director
Class III Directors serving until the Year 2013 Annual Meeting of Stockholders:
Glenn Goodstein(5) 2308 Camino Robledo Carlsbad, CA 92009 (47)	Independent Director	2013; since 2001	Registered investment adviser; held numerous positions with Automatic Data Processing until 1996	1	None

_________

(1)	The Fund Complex is comprised of only the Fund.
(2)
Mr. Hellerman and Ms. Pichardo are to be elected by the holders of the Fund’s common stock at the Meeting.  Holders of the Fund’s preferred stock will not vote for the election of Mr. Hellerman or Ms. Pichardo.

(3)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(4)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(5)	Mr. Goodstein is to be elected by the holders of the Fund’s preferred stock at the Meeting. Holders of the Fund’s common stock will not vote for the election of Mr. Goodstein.

Directors of the Fund

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation during past 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(1)	Other Directorships Held by Director or Nominee for Director
Class I Director serving until the Year 2011 Annual Meeting of Stockholders:
Phillip Goldstein Park 80 West, Plaza Two, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663 (65)	Independent Director, Chairman	2011; since 2000	Principal of the general partner of several investment partnerships in the Bulldog Investors group of funds; principal of the investment adviser to Special Opportunities Fund, Inc.	1	Director, ASA Ltd.; Chairman, Special Opportunities Fund, Inc.; Chairman, Brantley Capital Corporation

Class II Directors serving until the Year 2012 Annual Meeting of Stockholders:
Andrew Dakos 250 Pehle Ave., Suite 708 Saddle Brook, NJ 07663 (44)	Independent Director, Audit Committee Chairman	2012; since 2001	Managing Member of the general partner of six investment partnerships in the Bulldog Investors Group of Funds	1	Director, Special Opportunities Fund Inc.; Director, Brantley Capital Corporation
Rajeev Das 68 Lafayette Ave. Dumont, NJ 07628 (41)	Independent Director	2012; since 2001	Principal, Bulldog Investors, a group of Investment Funds; Managing member of the General Partner of Opportunity Income Plus L.P., an investment fund	1	None
Officers of the Fund
Name, Address and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation during past 5 years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director(1)	Other Directorships Held by Director or Nominee for Director
Gerald Hellerman (see biography above)
Francisco Lopez 408 Teopanzolco Avenue 3rd Floor – Reforma Cuernavaca, 62260 Morelos Mexico (39)	Secretary	Since 2005	Research Director, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser, since 2003; Assistant Portfolio Manager, Acciones y Valores de Mexico, S.A. de C.V. from 1997 to 2002	1	None
Maria Eugenia Pichardo (see biography above)

_________

(1)      The Fund Complex is comprised of only the Fund.

The Board believes that the significance of each Director and nominee for Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors and nominees for Director is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director and nominee for Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent accountants; and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director and nominee for Director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 15, 2010 indicating the specific experience, skills, attributes and qualifications of each Director and nominee for Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Andrew Dakos.
Mr. Dakos has been a Director of the Fund since 2001.  He has over 10 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently the president and director of a closed-end fund, one private company and a business development company that is undergoing liquidation.

Rajeev Das.
Mr. Das has been a Director of the Fund since 2001.  He has over 10 years of investment management experience and currently manages several private investment partnerships.  Mr. Das is currently the vice-president and treasurer of a closed-end fund, where he previously served as a director.

Phillip Goldstein.
Mr. Goldstein has been a Director of the Fund since 2000.  Mr. Goldstein has 18 years of investment management experience and currently manages several private investment partnerships.  In addition to the Fund, he is currently a director of two closed-end funds, and a business development company that is undergoing liquidation.

Glenn Goodstein.
Mr. Goodstein has been a director of the Fund since 2001.  Mr. Goodstein is a registered investment adviser with over 10 years of investment management experience.  Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2001 and its Chief Compliance Officer since 2004.  He also serves as the Fund’s Chief Financial Officer.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Maria Eugenia Pichardo.
Ms. Pichardo is a nominee for Director of the Fund.  She is also the President of the Fund and has served as portfolio manager of the Fund since 2003.  Ms. Pichardo has served as the president and general partner of the Adviser since 2003.  Ms. Pichardo has more than 25 years of financial expertise, including serving as managing director of an investment bank and the portfolio manager of several funds.

Specific details regarding each Director and nominee for Director’s principal occupation during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors and nominees for Director do not constitute holding out the Board or any Director or nominee for Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Litigation Involving Directors.  On October 17, 2009, the Massachusetts Secretary of State issued an “obey the law” cease and desist order (the “Order”) against Messrs. Goldstein and Dakos and certain other parties (the “Bulldog Parties”), and fined the Bulldog Parties $25,000, in connection with an alleged violation of Massachusetts law due to the Bulldog Parties making truthful information about certain unregistered investments available on a website and by sending an e-mail containing truthful material about such investments to an individual who requested it.  The Bulldog Parties filed an appeal of the Order on November 15, 2007 in the Massachusetts Superior Court which was upheld, and the Bulldog Parties further appealed the Order.  The Massachusetts Supreme Judicial Court upheld the Order on July 2, 2010, but held that the Bulldog Parties’ claim that the Order violated their First Amendment rights must be decided as part of the Bulldog Parties’ appeal of the lawsuit they filed against the Massachusetts Secretary of State (the “Lawsuit”).  The Massachusetts Supreme Judicial Court transferred the appeal of the Lawsuit to itself on July 23, 2010 and the case is pending.

Board Leadership Structure, Composition and Responsibilities.  The Board is responsible for overseeing the management of the Fund.  The Board also elects the Company’s officers who conduct the daily business of the Fund.  The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.  The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.  Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

Currently the Board is comprised of five individuals, one of whom, Mr. Hellerman, is considered an “interested person” of the Fund within the meaning of the 1940 Act.  The Chairman of the Board, Mr. Goldstein, is an Independent Director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structure regularly, to help ensure that such structure remains appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

The Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  For the fiscal year ending July 31, 2011, the Fund will pay each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof a fee of $25,000 plus $500 for each special telephonic meeting attended.  For serving as the Fund’s Chief Compliance Officer during the fiscal year ending July 31, 2011, Mr. Hellerman will also receive from the Fund a fee of $30,000.  In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The following table details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2010.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person (Position)	Position	Director Since	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$20,500	None	None	$20,500
Glenn Goodstein	Independent Director	2001	$20,500	None	None	$20,500
Andrew Dakos	Independent Director	2001	$20,500	None	None	$20,500
Rajeev Das	Independent Director	2001	$20,500	None	None	$20,500
Gerald Hellerman	Interested Director(2)	2001	$50,500	None	None	$50,500(3)

________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(3)	Includes a $30,000 fee paid to Mr. Hellerman for his service as Chief Compliance Officer of the Fund.

Management Ownership. To the knowledge of the Fund’s management, as of October 15, 2010, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and none of the shares of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 15, 2010.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and officer.

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)
Andrew Dakos	Independent Director, Audit Committee Chairman	Over $100,000	Over $100,000
Rajeev Das	Independent Director	$10,001-$50,000	$10,001-$50,000
Phillip Goldstein	Independent Director, Chairman of the Board	Over $100,000	Over $100,000
Glenn Goodstein	Independent Director Nominee	$10,001-$50,000	$10,001-$50,000
Gerald Hellerman(2)	Interested Director Nominee, Chief Compliance Officer, Chief Financial Officer	None	None
Francisco Lopez	Secretary	None	None
Maria Eugenia Pichardo(3)	Interested Director Nominee, President	None	None
________

(1)	The Family of Investment Companies is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.

Director Transactions with Fund Affiliates.  As of October 15, 2010, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliate was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” THE ELECTION OF GLENN GOODSTEIN AND THE HOLDERS OF THE FUND’S COMMON STOCK VOTE “FOR” THE ELECTION OF GERALD HELLERMAN AND MARIA EUGENIA PICHARDO AS CLASS III DIRECTORS OF THE FUND.

Additional Information about the Board of Directors

Board Meetings and Committees.

Board Meetings.  Each Director attended, in person or by telephone, all of the meetings of the Board of Directors (including regularly scheduled and special meetings) held during the last fiscal year in which he was a Director.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an Independent Director.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  The Audit Committee met two times during the fiscal year ended July 31, 2010.

Nominating Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Dakos, Das, Goldstein and Goodstein.  None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  The Nominating Committee did not meet during the most recent fiscal year.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills.  In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2010 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2011.

A representative of Tait, Weller is not expected to be present at the Meeting but will be present by telephone and will have the opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended July 31, 2010 and July 31, 2009 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2009	Aggregate Total for Fiscal Year Ended July 31, 2010
Audit Fees	$25,350	$26,000
Audi-Related Fees	None	None
Tax Fees	$3,000	$3,000
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended July 31, 2010 and the fiscal year ended July 31, 2009, there were no fees billed by Tait, Weller for “audit-related” services provided to the Fund.  Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in the independent auditors’ tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal year ended July 31, 2010 and the fiscal year ended July 31, 2009, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2010 and July 31, 2009, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended July 31, 2010 and the fiscal year ended July 31, 2009 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended July 31, 2010, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

Fund	None
Adviser	None

The Audit Committee has considered and determined that the services provided by Tait, Weller are compatible with maintaining Tait, Weller’s independence.  The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

Audit Committee Pre-Approval.  The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report.  The Audit Committee has met and held discussions with the Administrator and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait, Weller was providing.

Based upon the Audit Committee’s discussion with the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2010 filed with the SEC.

Respectfully submitted,

Andrew Dakos, Chairman,
Rajeev Das, and
Phillip Goldstein

Other Information

Beneficial Ownership of Shares.  Based upon a review of public filings, the Fund’s management knew of the following person who owned, as of June 30, 2010, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	1,897,465**	26.5%
________

*	Percent of class is based on the number of shares of common stock of the Fund outstanding as of June 30, 2010.
**	As reported to the SEC for the quarterly period ended June 30, 2010 on Schedule 13F.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the 1940 Act in combination require the Fund’s Directors and officers, persons who own more than 10% percent of the Fund’s common stock or preferred stock, and the Adviser and their respective directors and officers, to file reports of ownership and changes in ownership with the SEC and the NYSE.  To the Fund’s knowledge, the Fund’s Directors and officers, the Adviser and their respective directors and officers have complied with applicable filing requirements during the fiscal year ended July 31, 2010.

Stockholder Proposals.  The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s 2011 annual meeting of Stockholders (the “2011 Meeting”) should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on June 23, 2011 to receive consideration for inclusion in our proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Any Stockholder who desires to bring a proposal at the 2011 Meeting without including such proposal in the Fund’s proxy statement must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 777 Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202, no later than the close of business on September 6, 2011.

Solicitation of Proxies. Your vote is being solicited by the Directors of the Fund.  The Cost of soliciting these proxies will be borne by the Fund.  The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 26, 2010: The Notice of Annual Meeting of Stockholders and Proxy Statement are available on the Internet at www.mxefund.com

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Francisco Lopez
Secretary

October 19, 2010

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S PREFERRED STOCK

THE MEXICO EQUITY AND INCOME FUND, INC.
777 E Wisconsin Ave, 31st Floor
Milwaukee, Wisconsin 53202

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 26, 2010.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.’S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 26, 2010

The undersigned hereby appoints Phillip Goldstein and Rajeev Das, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) to be held on Friday, November 26, 2010 at 10:00 a.m. Eastern Time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 (the “Meeting”), or at any adjournment or postponement thereof, to vote as designated on the proxy card, all shares of preferred stock of the Fund held by the undersigned at the close of business on October 15, 2010.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(To be dated and signed on reverse side)

A. Proposal 1.  To elect the below-named nominee as a Class III Director to hold office for the time period relating to such nominees’ class and until his successor has been duly elected and qualified.

1 - Glenn Goodstein           ☐FOR  ☐WITHHOLD

The Board of Directors recommends a vote FOR the nominee listed above.

B. Non-Voting Items

Change of Address – Please print new address below.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate office, please provide your FULL title.
Date (mm/dd/yyyy) – Please print dated below                                                                                                              Signature 1 – Please keep signature within box.Signature 2 – Please keep signature within the box.
/ /

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.  IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

DATED: ________________________________, 2010

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_____________________________________
Signature

_____________________________________
Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

THE MATTERS BELOW SHALL BE VOTED ON ONLY BY THE HOLDERS OF THE FUND’S COMMON STOCK

THE MEXICO EQUITY AND INCOME FUND, INC.
777 E Wisconsin Ave, 31st Floor
Milwaukee, Wisconsin 53202

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 26, 2010.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.’S BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 26, 2010

The undersigned hereby appoints Phillip Goldstein and Rajeev Das, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the “Fund”) to be held on Friday, November 26, 2010 at 10:00 a.m. Eastern Time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202 (the “Meeting”), or at any adjournment or postponement thereof, to vote as designated on the proxy card, all shares of common stock of the Fund held by the undersigned at the close of business on October 15, 2010.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILLBE VOTED FOR THE NOMINEE AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
(To be dated and signed on reverse side)

A. Proposal 1.  To elect the below-named nominee as a Class III Director to hold office for the time period relating to such nominees’ class and until his successor has been duly elected and qualified.

1 – Gerald Hellerman    ☐FOR   ☐WITHHOLD                 2-Maria Eugenia Pichardo       ☐FOR   ☐WITHHOLD

The Board of Directors recommends a vote FOR the nominees listed above.

B.Non-Voting Items
Change of Address – Please print new address below.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate office, please provide your FULL title.
Date (mm/dd/yyyy) – Please print dated below                                                                                                              Signature 1 – Please keep signature within box.Signature 2 – Please keep signature within the box.
/ /

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE.  IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

DATED: ________________________________, 2010

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

_____________________________________
Signature

_____________________________________
Signature if held jointly

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.